Exhibit 8

1	99.999 LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

2	ADVANTICA CORPORATE VENTURES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

3	ADVANTICA LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

4	ADVANTICA PTY LIMITED
SUITE 18 , GREENWICH SQUARE, 130-134 PACIFIC HIGHWAY,
GREENWICH NSW, 2065 AUSTRALIA

5	ADVANTICA, INC.
1170 HARRISBURG PIKE, CARLISLE, PA 17013

6	AERIAL GROUP LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

7	AERIAL UK LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

8	AGL SYSTEMS INTERNATIONAL LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

9	AMPLE DESIGN LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

10	ARTERION LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

11	ASSETHALL LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

12	BEEGAS NOMINEES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

13	BLACKWATER 1 LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

14	BLACKWATER 3 LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

15	BLACKWATER 4 LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

16	BLACKWATER 5 LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

17	BLACKWATER A LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

18	BLACKWATER AGENCY LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

19	BLACKWATER B LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

20	BLACKWATER C LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

21	BLACKWATER D LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

22	BLACKWATER E LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

23	BLACKWATER H LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

24	BLACKWATER J LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

25	BLACKWATER SC 1 LIMITED
191 WEST GEORGE STREET, GLASGOW, G2 2LD

26	BRITISH TRANSCO CAPITAL, INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582
UNITED STATES

27	BRITISH TRANSCO FINANCE (NO 1) LIMITED
C/O MAPLES AND CALDER, UGLAND HOUSE, SOUTH GEORGE STREET
GEORGE TOWN, GRAND CAYMAN
P O BOX 309 GT, CAYMAN ISLANDS

28	BRITISH TRANSCO FINANCE (NO 2) LIMITED
C/O MAPLES AND CALDER, UGLAND HOUSE, SOUTH GEORGE STREET
GEORGE TOWN, GRAND CAYMAN
P O BOX 309 GT, CAYMAN ISLANDS

29	BRITISH TRANSCO FINANCE (NO 3) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

30	BRITISH TRANSCO FINANCE (NO 5) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

31	BRITISH TRANSCO FINANCE, INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

32	BRITISH TRANSCO INTERNATIONAL FINANCE BV
SCHOUWBURGPLEIN 30-34, ROTTERDAM 3012 CL, THE NETHERLANDS

33	BSC CO LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

34	CONTIGUOUS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

35	EASTLANDS (BENEFITS ADMINISTRATION) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

36	EASTLANDS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

37	ELECTRACOM LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

38	ELEXON LIMITED
4TH FLOOR, 350 EUSTON ROAD, LONDON, NW1 3AW

39	ENERGI LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

40	ENERGIS SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

41	ENERGY MARKET OPERATIONS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

42	ENERGY SETTLEMENTS AND INFORMATION SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

43	EUA BIOTEN, INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

44	EUA ENERGY INVESTMENT CORPORATION
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

45	EUA FRC II ENERGY ASSOCIATES
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

46	FASTNET CALOOSAHATCHEE COMMUNICATIONS LIMITED
FGC CORPORATE SERVICES LTD, 125 MAIN STREET, TORTOLA, BVI

47	FULCRUM CONNECTIONS (EMPLOYERS) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

48	FULCRUM CONNECTIONS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

49	GAS RESEARCH & TECHNOLOGY CENTRE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

50	GEMSTONE SOFTWARE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

51	GRANITE STATE ELECTRIC COMPANY
9 LOWELL ROAD, SALEM, NEW HAMPSHIRE 03079, UNITED STATES

52	GRID INTERNATIONAL LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

53	GRID INVESTMENT HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

54	GRID ONE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

55	GRIDAMERICA HOLDINGS INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

56	GRIDAMERICA LLC
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

57	GRIDCOM LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

58	GRIDMET LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

59	GRIDNAT LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

60	GRTC LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

61	HUDSON POINTE, INC
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202
UNITED STATES

62	INFRASTRUCTURE TECHNOLOGY GROUP LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

63	INTERNATIONAL POWER SYSTEMS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

64	INVERSIONES ABC LIMITADA
AVENIDA DEL CONDOR 760, HUECHURABA
SANTIAGO, CHILE

65	IPS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

66	ITG LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

67	LAND MANAGEMENT AND DEVELOPMENT, INC
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, 13202, UNITED STATES

68	LANDRANCH LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

69	LANDWEST, INC
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, 13202, UNITED STATES

70	LATTICE ENERGY SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

71	LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

72	LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

73	LATTICE GROUP PLC
1 - 3 STRAND, LONDON, WC2N 5EH

74	LATTICE GROUP SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

75	LATTICE GROUP TRUSTEES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

76	LATTICE GROUP US HOLDINGS, INC.
1209 ORANGE STREET, WILMINGTON, DE 19801

77	LATTICE INTELLECTUAL PROPERTY LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

78	LATTICE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

79	LATTICE OPSCO LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

80	LATTICE TELECOM FINANCE (NO 1) LIMITED
15 - 19 ATHOL STREET, DOUGLAS, ISLE OF MAN, IM1 1LB

81	LATTICE TELECOMMUNICATIONS ASSET DEVELOPMENT COMPANY LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

82	LOUGHBOROUGH PARK MANAGEMENT LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

83	MAINSTREAM FORTY-SEVEN LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

84	MASSACHUSETTS ELECTRIC COMPANY
55 BEARFOOT ROAD, NORTHBOROUGH MA 01532
UNITED STATES

85	MELMAR LIMITED
THIRD FLOOR, ST. GEORGE'S COURT, UPPER CHURCH STREET, DOUGLAS, ISLE
OF MAN, IM1 1EE

86	MERCATOR DEVELOPMENTS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

87	METROWEST REALTY LLC
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

88	MOREAU PARK, INC
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

89	NANTUCKET ELECTRIC COMPANY
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

90	NATGRID FINANCE HOLDINGS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

91	NATGRID FINANCE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

92	NATGRID HOLDINGS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

93	NATGRID INVESTMENTS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

94	NATGRID LIMITED
1-3 STRAND, LONDON, WC2N 5EH

95	NATGRID ONE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

96	NATIONAL GRID (IOM) UK LTD
2ND FLOOR, SIXTY CIRCULAR ROAD, DOUGLAS, ISLE OF MAN, IM1 1SA

97	NATIONAL GRID (IRELAND) 1 LIMITED
25/28 NORTH WALL QUAY, DUBLIN 1
REPUBLIC OF IRELAND

98	NATIONAL GRID (IRELAND) 2 LIMITED
25/28 NORTH WALL QUAY, DUBLIN 1

99	NATIONAL GRID (SOUTHALL) GENERAL PARTNER LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

100	NATIONAL GRID (SOUTHALL) LP LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

101	NATIONAL GRID (US) HOLDINGS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

102	NATIONAL GRID (US) INVESTMENTS
1-3 STRAND, LONDON, WC2N 5EH

103	NATIONAL GRID (US) INVESTMENTS 2
1-3 STRAND, LONDON, WC2N 5EH

104	NATIONAL GRID (US) INVESTMENTS 3
1-3 STRAND, LONDON, WC2N 5EH

105	NATIONAL GRID (US) INVESTMENTS 4
1-3 STRAND, LONDON, WC2N 5EH

106	NATIONAL GRID (US) INVESTMENTS 5
1-3 STRAND, LONDON, WC2N 5EH

107	NATIONAL GRID (US) INVESTMENTS 6
1-3 STRAND, LONDON, WC2N 5EH

108	NATIONAL GRID (US) PARTNER 1 LIMITED
1-3 STRAND, LONDON, WC2N 5EH

109	NATIONAL GRID (US) PARTNER 2 LIMITED
1-3 STRAND, LONDON, WC2N 5EH

110	NATIONAL GRID ADVANTICA LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

111	NATIONAL GRID AUSTRALIA PTY LIMITED
OFFICES OF MAPLES AND CALDER, UGLAND HOUSE, PO BOX 309, SOUTH CHURCH
STREET, GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS

112	NATIONAL GRID AUSTRALIA PTY LTD
LEVEL 3, 410 COLLINS STREET, MELBOURNE 3000
AUSTRALIA

113	NATIONAL GRID BASSLINK LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

114	NATIONAL GRID BRAZIL B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

115	NATIONAL GRID BRAZIL FINANCE
1-3 STRAND, LONDON, WC2N 5EH

116	NATIONAL GRID BRAZIL TRANSMISSION B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

117	NATIONAL GRID CHILE B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

118	NATIONAL GRID COMMERCIAL HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

119	NATIONAL GRID COMMUNICATIONS, INC.
80 CENTRAL STREET, BOXBOROUGH MA 01719

120	NATIONAL GRID COMPANY HOLDINGS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

121	NATIONAL GRID CONNECTIONS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

122	NATIONAL GRID DISTRIBUTION LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

123	NATIONAL GRID EIGHT LIMITED
1-3 STRAND, LONDON, WC2N 5EH

124	NATIONAL GRID EIGHTEEN LIMITED
1-3 STRAND, LONDON, WC2N 5EH

125	NATIONAL GRID ELECTRICITY LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

126	NATIONAL GRID ELECTRICITY TRANSMISSION PLC
1-3 STRAND, LONDON, WC2N 5EH

127	NATIONAL GRID ELEVEN LIMITED
1-3 STRAND, LONDON, WC2N 5EH

128	NATIONAL GRID FIFTEEN LIMITED
1-3 STRAND, LONDON, WC2N 5EH

129	NATIONAL GRID FINANCE B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

130	NATIONAL GRID FIVE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

131	NATIONAL GRID FOUR LIMITED
1-3 STRAND, LONDON, WC2N 5EH

132	NATIONAL GRID FOURTEEN LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

133	NATIONAL GRID GAS HOLDINGS PLC
1 - 3 STRAND, LONDON, WC2N 5EH

134	NATIONAL GRID GAS PLC
1 - 3 STRAND, LONDON, WC2N 5EH

135	NATIONAL GRID GOLD LIMITED
1-3 STRAND, LONDON, WC2N 5EH

136	NATIONAL GRID GRAIN LNG LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

137	NATIONAL GRID GROUP LIMITED
1-3 STRAND, LONDON, WC2N 5EH

138	NATIONAL GRID HOLDINGS B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

139	NATIONAL GRID HOLDINGS INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

140	NATIONAL GRID HOLDINGS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

141	NATIONAL GRID HOLDINGS ONE PLC
1-3 STRAND, LONDON, WC2N 5EH

142	NATIONAL GRID HOLLAND LIMITED
1-3 STRAND, LONDON, WC2N 5EH

143	NATIONAL GRID INDIA B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

144	NATIONAL GRID INDUS B.V.
1-3 STRAND, LONDON, WC2N 5EH

145	NATIONAL GRID INSURANCE COMPANY (IRELAND) LIMITED
30-39 FITZWILLIAM SQUARE, DUBLIN 2, IRELAND

146	NATIONAL GRID INSURANCE COMPANY (ISLE OF MAN) LIMITED
THIRD FLOOR, JUBILEE BUILDINGS, VICTORIA STREET, DOUGLAS, ISLE OF
MAN, IM1 2LR

147	NATIONAL GRID INTERCONNECTORS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

148	NATIONAL GRID INTERNATIONAL LIMITED
1-3 STRAND, LONDON, WC2N 5EH

149	NATIONAL GRID IRELAND THREE
C/O A&L GOODBODY SOLICITORS, 25/28 NORTH WALL QUAY, DUBLIN 1, IRELAND

150	NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED
WHITELEY CHAMBERS, DON STREET, ST HELIER, JERSEY JE4 9WG

151	NATIONAL GRID JERSEY INVESTMENTS LIMITED
WHITELEY CHAMBERS, DON STREET, ST HELIER, JERSEY, JE4 9WG

152	NATIONAL GRID JERSEY INVESTMENTS TWO LIMITED
WHITELEY CHAMBERS, DON STREET, ST HELIER, JERSEY, JE4 9WG

153	NATIONAL GRID LAND AND PROPERTIES LIMITED
1-3 STRAND, LONDON, WC2N 5EH

154	NATIONAL GRID LAND DEVELOPMENTS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

155	NATIONAL GRID LAND INVESTMENTS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

156	NATIONAL GRID LNG LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

157	NATIONAL GRID MANQUEHUE B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

158	NATIONAL GRID MARKET SERVICES LIMITED
1-3 STRAND, LONDON, WC2N 5EH

159	NATIONAL GRID METERING LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

160	NATIONAL GRID NETHERLANDS ONE B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

161	NATIONAL GRID NETHERLANDS THREE B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

162	NATIONAL GRID NETHERLANDS TWO B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

163	NATIONAL GRID NINE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

164	NATIONAL GRID NINETEEN LIMITED
1-3 STRAND, LONDON, WC2N 5EH

165	NATIONAL GRID ONE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

166	NATIONAL GRID OVERSEAS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

167	NATIONAL GRID OVERSEAS TWO LIMITED
1-3 STRAND, LONDON, WC2N 5EH

168	NATIONAL GRID PENSIONS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

169	NATIONAL GRID PLC
1-3 STRAND, LONDON, WC2N 5EH

170	NATIONAL GRID POLAND B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

171	NATIONAL GRID PROCUREMENT BV
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

172	NATIONAL GRID PROPERTY (NORTHAMPTON) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

173	NATIONAL GRID PROPERTY (WARWICK) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

174	NATIONAL GRID PROPERTY DEVELOPMENTS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

175	NATIONAL GRID PROPERTY HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

176	NATIONAL GRID PROPERTY LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

177	NATIONAL GRID PROPERTY NOMINEES (NO 1) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

178	NATIONAL GRID PROPERTY NOMINEES (NO 2) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

179	NATIONAL GRID PROPERTY REGENERATION LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

180	NATIONAL GRID SEVEN LIMITED
1-3 STRAND, LONDON, WC2N 5EH

181	NATIONAL GRID SEVENTEEN LIMITED
1-3 STRAND, LONDON, WC2N 5EH

182	NATIONAL GRID SIX LIMITED
1-3 STRAND, LONDON, WC2N 5EH

183	NATIONAL GRID SIXTEEN LIMITED
1-3 STRAND, LONDON, WC2N 5EH

184	NATIONAL GRID TELECOMS INVESTMENT LIMITED
1-3 STRAND, LONDON, WC2N 5EH

185	NATIONAL GRID TEN
1-3 STRAND, LONDON, WC2N 5EH

186	NATIONAL GRID THREE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

187	NATIONAL GRID TRANSCO EUROPE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

188	NATIONAL GRID TRANSCO GROUP LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

189	NATIONAL GRID TRANSCO HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

190	NATIONAL GRID TRANSCO INTERNATIONAL LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

191	NATIONAL GRID TRANSCO ONE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

192	NATIONAL GRID TRANSCO UK LIMITED
1-3 STRAND, LONDON, WC2N 5EH

193	NATIONAL GRID TRANSMISSION LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

194	NATIONAL GRID TRANSMISSION SERVICES CORPORATION
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

195	NATIONAL GRID TWELVE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

196	NATIONAL GRID TWENTY LIMITED
1-3 STRAND, LONDON, WC2N 5EH

197	NATIONAL GRID TWENTY ONE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

198	NATIONAL GRID TWO LIMITED
1-3 STRAND, LONDON, WC2N 5EH

199	NATIONAL GRID UK LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

200	NATIONAL GRID US 6 LLC
CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, NEW
CASTLE COUNTY, WILMINGTON DE 19808, UNITED STATES

201	NATIONAL GRID US 7 INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

202	NATIONAL GRID US8 INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

203	NATIONAL GRID US LLC
CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400,
WILMINGTON DE 19808, UNITED STATES

204	NATIONAL GRID USA
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

205	NATIONAL GRID USA SERVICE COMPANY, INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

205A	NATIONAL GRID WIRELESS AERIAL SITES PLC
1-3 STRAND, LONDON, WC2N 5EH

206	NATIONAL GRID WIRELESS FINANCE PLC
1 - 3 STRAND, LONDON, WC2N 5EH

207	NATIONAL GRID WIRELESS HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

208	NATIONAL GRID WIRELESS HOLDINGS, INC.
80 CENTRAL STREET, BOXBOROUGH MA 01719

209	NATIONAL GRID WIRELESS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

210	NATIONAL GRID WIRELESS NO 2 LIMITED
1-3 STRAND, LONDON, WC2N 5EH

211	NATIONAL GRID WIRELESS NO 3 LIMITED
1-3 STRAND, LONDON, WC2N 5EH

212	NATIONAL GRID WIRELESS NO 4 LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

213	NATIONAL GRID WIRELESS PENSION TRUST LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

214	NATIONAL GRID WIRELESS SERVICES, INC.
80 CENTRAL STREET, BOXBOROUGH MA 01719

215	NATIONAL GRID ZAMBIA B.V.
ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS

216	NATIONAL GRID ZAMBIA LIMITED
1-3 STRAND, LONDON, WC2N 5EH

217	NEES COMMUNICATIONS, INC.
80 CENTRAL STREET, BOXBOROUGH MA 01719

218	NEES ENERGY, INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

219	NEES TELECOMMUNICATIONS CORP.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

220	NETMAP LIMITED
1-3 STRAND, LONDON, WC2N 5EH

221	NETWORK MAPPING LIMITED
1-3 STRAND, LONDON, WC2N 5EH

222	NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION
9 LOWELL ROAD, SALEM, NEW HAMPSHIRE, 03079, UNITED STATES

223	NEW ENGLAND ENERGY INCORPORATED
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

224	NEW ENGLAND HYDRO FINANCE COMPANY, INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

225	NEW ENGLAND POWER COMPANY
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

226	NEW ENGLAND WHOLESALE ELECTRIC COMPANY
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

227	NEWHC, INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

228	NG AUSTRALIA GP PTY LTD
LEVEL 3, 410 COLLINS STREET, MELBOURNE 3000, AUSTRALIA

229	NG AUSTRALIA LLP
LEVEL 3, 410 COLLINS STREET, MELBOURNE 3000, AUSTRALIA

230	NG CHICAGO I LLC
2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON, DELAWARE 19808, USA

231	NG CHICAGO II, LLC
2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON, DELAWARE 19808, USA

232	NG JERSEY LIMITED
WHITELEY CHAMBERS, DON STREET, ST. HELIER, JERSEY, JE4 9WG

233	NG LEASING LIMITED
1-3 STRAND, LONDON, WC2N 5EH

234	NG LUXEMBOURG TWO SARL
46A AVENUE JOHN F KENNEDY, L 1855 LUXEMBOURG

235	NG MALTA ONE LIMITED
LINE WALL ROAD, GIBRALTAR

236	NG MALTA TWO LIMITED (IN LIQUIDATION)
90 STRAIT STREET, VALETTA, MALTA

237	NG NOMINEES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

237A	NG PROCUREMENT HOLDINGS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

238	NGC (GB) LIMITED
1-3 STRAND, LONDON, WC2N 5EH

239	NGC DO BRASIL PARTICIPACOES LTDA
AV. RIO BRANCO NO. 1, ROOM 1608, RIO DE JANEIRO RJ, BRAZIL

240	NGC EMPLOYEE SHARES TRUSTEE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

241	NGC ENERGY LIMITED
1-3 STRAND, LONDON, WC2N 5EH

242	NGC INDUS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

243	NGC IT LIMITED
1-3 STRAND, LONDON, WC2N 5EH

244	NGC LEISURE LIMITED
1-3 STRAND, LONDON, WC2N 5EH

245	NGC TWO LIMITED
1-3 STRAND, LONDON, WC2N 5EH

246	NGC ZAMBIA LIMITED
1-3 STRAND, LONDON, WC2N 5EH

247	NGET LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

248	NGG (DELAWARE) LLC
CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400,
WILMINGTON DE 19808, UNITED STATES

249	NGG FINANCE (NO 1) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

250	NGG FINANCE PLC
1-3 STRAND, LONDON, WC2N 5EH

251	NGG LIMITED
1-3 STRAND, LONDON, WC2N 5EH

252	NGG TELECOMS HOLDINGS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

253	NGG TELECOMS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

254	NGT CONNECTIONS (NO 1) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

255	NGT CONNECTIONS (NO 2) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

256	NGT FIVE LIMITED
C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE
TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS

257	NGT FOUR LIMITED
C/O M & C CORPORATE SERVICES, PO BOX 309GT, UGLAND HOUSE, SOUTH
CHURCH STREET, GRAND CAYMAN, CAYMAN ISLANDS, CAYMAN ISLANDS

258	NGT HOLDING COMPANY (ISLE OF MAN) LIMITED
3RD FLOOR, ST GEORGE'S COURT, UPPER CHURCH STREET, DOUGLAS, IM1 1EE,
ISLE OF MAN

259	NGT HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

260	NGT INTELLECTUAL PROPERTY LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

261	NGT LUXEMBOURG ONE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

262	NGT LUXEMBOURG TWO LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

263	NGT METERING LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

264	NGT ONE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

265	NGT ONSTREAM LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

266	NGT TELECOM NO.1 LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

267	NGT TELECOM NO.2 LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

268	NGT THREE
1-3 STRAND, LONDON, WC2N 5EH

269	NGT TWO LIMITED
1-3 STRAND, LONDON, WC2N 5EH

270	NGT UK HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

271	NGTM HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

272	NIAGARA MOHAWK ENERGY, INC.
507 PLUM STREET, SYRACUSE NEW YORK, UNITED STATES

273	NIAGARA MOHAWK HOLDINGS, INC.
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

274	NIAGARA MOHAWK POWER CORPORATION
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

275	NM PROPERTIES, INC.
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

276	NM URANIUM, INC.
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, 13202, UNITED STATES

277	NT LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

278	ON STREAM ASSET MANAGEMENT SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

279	ON STREAM DATA MANAGEMENT LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

280	ON STREAM DATA PROVISION LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

281	ON STREAM METER OPERATIONS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

282	ON STREAM METER READING SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

283	ON STREAM METERING LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

284	ON STREAM SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

285	ON STREAM SOLUTIONS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

286	ON STREAM UTILITIES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

287	ON STREAM.COM LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

288	ONSTREAM METERING SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

289	OPINAC ENERGY CORPORATION
BENNETT JONES LLP, ONE FIRST CANADIAN PLACE, SUITE 3400, P.O. BOX
130, TORONTON ON M5X 1A4, CANADA

290	OPINAC NORTH AMERICA, INC.
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

291	OPROPCO, INC
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

292	PORT GREENWICH LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

293	PORT OF ISLANDS NORTH LLC
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

294	POWERCOM LIMITED
1-3 STRAND, LONDON, WC2N 5EH

295	RISX ENVIRONMENTAL MANAGEMENT LIMITED
6 WEST CRAIBSTONE STREET, ABERDEEN, ABERDEENSHIRE, AB11 6DL

296	RISX LIMITED
6 WEST CRAIBSTONE STREET, ABERDEEN, ABERDEENSHIRE, AB11 6DL

297	RIVERVIEW, INC
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

298	SALMON SHORES PARTNERSHIP
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

299	SECONDSITE ESTATES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

300	SECONDSITE HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

301	SECONDSITE LAND LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

302	SECONDSITE PORTFOLIO SOLUTIONS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

303	SECONDSITE PROPERTY LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

304	SOFRER SA
1 PLACE DE LA BOULE, 92024 NANTERRE, FRANCE

305	SSE TRANSCO LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

306	SST GMBH
C/O PAUL THOMAS, ERNSBERGER, STRABE 5A, 81241 MUNICH, GERMANY

307	SST TOWERS COMMUNICATIONS SAS
4 RUE MARIVAUX, 75002 PARIS, FRANCE

308	STARGAS NOMINEES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

309	STC INTERNATIONAL HOLDINGS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

310	STONER ASSOCIATES EUROPE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

311	SUPERGRID ENERGY TRANSMISSION LIMITED
1-3 STRAND, LONDON, WC2N 5EH

312	SUPERGRID LIMITED
1-3 STRAND, LONDON, WC2N 5EH

313	TELDATA INTERNATIONAL LIMITED
1-3 STRAND, LONDON, WC2N 5EH

314	TELDATA SERVICES LIMITED
1-3 STRAND, LONDON, WC2N 5EH

315	TELDATA SOLUTIONS LIMITED
1-3 STRAND, LONDON, WC2N 5EH

316	TELECOM ELECTRIC LIMITED
1-3 STRAND, LONDON, WC2N 5EH

317	TELECOM INTERNATIONAL HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

318	TELINK LIMITED
1-3 STRAND, LONDON, WC2N 5EH

319	TERRACOM DESIGN & DEVELOPMENT LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

320	TERRACOM ESTATES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

321	THE ELECTRICITY TRANSMISSION COMPANY LIMITED
1-3 STRAND, LONDON, WC2N 5EH

322	THE NARRAGANSETT ELECTRIC COMPANY
280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA

323	THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY LIMITED
1-3 STRAND, LONDON, WC2N 5EH

324	THE NATIONAL GRID INVESTMENTS COMPANY
1-3 STRAND, LONDON, WC2N 5EH

325	TRANSCO (EMPLOYERS) LTD
1 - 3 STRAND, LONDON, WC2N 5EH

326	TRANSCO ASSET MAINTENANCE (SCOTLAND) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

327	TRANSCO ASSET MAINTENANCE (WALES) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

328	TRANSCO ASSET MAINTENANCE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

329	TRANSCO ASSET MANAGEMENT (SCOTLAND) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

330	TRANSCO ASSET MANAGEMENT (WALES) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

331	TRANSCO ASSET MANAGEMENT LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

332	TRANSCO CONNECTIONS (SCOTLAND) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

333	TRANSCO CONNECTIONS (WALES) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

334	TRANSCO CONNECTIONS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

335	TRANSCO EMERGENCY SERVICES (SCOTLAND) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

336	TRANSCO EMERGENCY SERVICES (WALES) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

337	TRANSCO EMERGENCY SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

338	TRANSCO HOLDINGS (EMPLOYERS) LTD
1 - 3 STRAND, LONDON, WC2N 5EH

339	TRANSCO LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

340	TRANSCO LNG STORAGE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

341	TRANSCO METERING LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

342	TRANSCO METERING SERVICES (SCOTLAND) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

343	TRANSCO PIPELINE CONSTRUCTORS (SCOTLAND) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

344	TRANSCO PIPELINE CONSTRUCTORS (WALES) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

345	TRANSCO PIPELINE CONSTRUCTORS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

346	TRANSCO PIPELINES (SCOTLAND) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

347	TRANSCO PIPELINES (WALES) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

348	TRANSCO PIPELINES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

349	TRANSCO TELECOMMUNICATIONS ASSET DEVELOPMENT COMPANY LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

350	TRANSCO TRANSPORTATION COMPANY LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

351	TRANSGRID LIMITED
1-3 STRAND, LONDON, WC2N 5EH

352	TRISCAPE PLANNING LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

353	UPPER HUDSON DEVELOPMENT INC
300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK 13202, UNITED STATES

354	UTILITY METERING SERVICES LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

355	VESAS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

356	WAYFINDER GROUP, INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

357	XOSERVE (UK) LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

358	XOSERVE HOLDINGS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

359	BRITNED DEVELOPMENT LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

360	COGSYS LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH

361	HOLDCO PARTICIPACOES LTDA
PRAIA DE BOTAFOGO, NO 300-50 ANDAR, SALA 1301 (PARTE), RIO DE
JANEIRO, RJ, BRAZIL

362	INTELIG TELECOMUNICACOES LTDA
PRAIA DE BOTAFOGO, NO 370, BOTAFOGO, RIO DE JANEIRO, BRAZIL

363	JOINT RADIO COMPANY LIMITED
30 MILLBANK, LONDON, SW1P 4RD

364	JVCO PARTICIPACOES LTDA
PRAIA DE BOTAFOGO, NO 300-50 ANDAR, SALA 1301 (PARTE), RIO DE
JANEIRO, RJ, BRAZIL

365	NATIONAL GRID MIDDLE EAST FZCO
DUBAI AIRPORT, FREE ZONE AUTHORITY, DUBAI, UNITED ARAB EMIRATES

366	NEW ENGLAND HYDRO-TRANSMISSION CORPORATION
9 LOWELL ROAD, SALEM, NEW HAMPSHIRE 03079, USA

367	NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC.
25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

368	NG LUXEMBOURG SA
2 RUE J HACKIN, L - 1746 LUXEMBOURG, LUXEMBOURG

369	RIVERVIEW GALUSHA LLC
426 DIX AVENUE, QUEENSBURY, NEW YORK 12804, UNITED STATES

370	SECOND STREET ASSOCIATES LLC
219 BURNET AVENUE, SYRACUSE, NEW YORK 13203, UNITED STATES

371	XOSERVE LIMITED
1 - 3 STRAND, LONDON, WC2N 5EH